UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2007 (February 21, 2007)

_____________

US LEC CORP.

(Exact name of registrant as specified in its charter)

________________

Delaware	0-24061	56-2065535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morrocroft III 6801 Morrison Boulevard Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 319-1000

N/A

(Former name or former address, if changed since last report.)

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

On February 21, 2007, US LEC Corp. issued a press release announcing its results of operations for its fiscal quarter and year ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description

Exhibit 99.1	Press release of US LEC Corp., dated February 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US LEC Corp.

By: /s/ J. Lyle Patrick
Name: J. Lyle Patrick
Title: Executive Vice President and
Chief Financial Officer

Date: February 21, 2007

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release of US LEC Corp., dated February 21, 2007.